JUDGMENT NOTE

$195,329.55
Chalfont, Pennsylvania
December 23, 2009

FOR VALUE RECEIVED, CLEARPOINT BUSINESS RESOURCES, INC. (herein after referred to as “Maker”), a corporation with an address at 1600 Manor Drive, Chalfont, Pennsylvania 18914, promises to pay to the order of AICCO, INC. (hereinafter referred to as “Payee”), a corporation with an address at 101 Hudson Street, 33rd Floor, Jersey City, New Jersey 07302, at such address of Payee, or such other address as Payee may designate from time to time in writing, the principal sum of One Hundred Ninety-Five Thousand, Three Hundred Twenty-Nine Dollars and Fifty-Five Cents ($195,329.55) lawful money of the United States of America payable as hereinafter provided.  The payment of this amount shall be governed by the terms of the Settlement Agreement, attached hereto (“Settlement Agreement”).

1.           Modifications.  No waiver or modification of the terms of this Note shall be valid unless in writing, signed by Maker and Payee.  Any modification shall be valid only to the extent set forth in the writing.

2.           Waiver of Trial by Jury.  Each party, including the Maker and any endorser, surety, accommodation party, or guarantor, waives all right to trial by jury in any action or proceeding instituted in respect to this Note.

3.           Notices.  All notices, statements and requests to, and demands made upon, a party in accordance with the provisions of this Note shall be in writing and shall be deemed to have been given or made when presented for delivery, by United States certified mail, return receipt requested, with postage prepaid, or by Federal Express or other recognized same-day or overnight delivery service, or hand-delivered by messenger, addressed to the party to receive the notice at the address stated in the introductory paragraph of this Note or to such other address as any party hereto shall from time to time direct by written notice given in like manner.

4.           Captions; Governing Law.  The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.  This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

5.           Remedies.  Upon the occurrence of any Event of Default, the entire unpaid principal sum hereunder plus all interest accrued thereon together with all other sums due and payable to Payee under the Note, at the option of Payee, shall become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Maker, except as otherwise provided in this Note.  Upon the occurrence of any Event of Default, Payee shall have the option to confess judgment against Maker, and execute immediately upon said judgment.

6.           CONFESSION OF JUDGMENT.

THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF MAKER FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT, MAKER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, AND, ON THE ADVICE OF COUNSEL UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS MAKER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING PRIOR TO ENTRY OF JUDGMENT AND THE LEVY OR ATTACHMENT OF ANY EXECUTION ISSUED ON SUCH JUDGMENT AS PROVIDED UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MAKER HEREBY EMPOWERS THE PROTHONOTARY OR CLERK OF COURTS OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR PAYEE AND CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST MAKER IN FAVOR OF PAYEE FOR THE THEN UNPAID PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ACCRUED INTEREST THEREON, ACCRUED LATE CHARGES (IF ANY), COSTS OF SUIT, AND REASONABLE ATTORNEYS’ FEES AS SET FORTH IN THE SETTLEMENT AGREEMENT.  ONE OR MORE EXECUTIONS MAY ISSUE FORTHWITH UPON SUCH JUDGMENT OR JUDGMENTS.  MAKER HEREBY WAIVES AND RELEASES ALL PROCEDURAL ERRORS IN SAID PROCEEDINGS, WAIVES STAY OF EXECUTION, AND WAIVES ALL EXEMPTIONS FROM EXECUTION AND SALE NOW OR HEREAFTER PROVIDED BY LAW.  NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS A JUDGMENT OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID; BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS PAYEE SHALL ELECT UNTIL SUCH TIME AS PAYEE SHALL HAVE RECEIVED PAYMENT IN FULL OF THIS NOTE, INCLUDING PRINCIPAL, INTEREST, LATE CHARGES, COSTS OF SUIT, AND ATTORNEY’S FEES, PAYEE HEREBY WAIVES AND RELEASES ALL BENEFITS THAT MIGHT ACCRUE TO PAYEE BY VIRTUE OF ANY PRESENT OR FUTURE LAWS EXEMPTING THE SAID PROPERTY OR ANY OTHER PROPERTY, REAL OR PERSONAL, OR ANY PART OF THE PROCEEDS ARISING FROM ANY SALE OF ANY SUCH PROPERTY, FROM ATTACHMENT, LEVY OR SALE UNDER EXECUTION, EXEMPTION FROM CIVIL PROCESS OR EXTENSION OF TIME FOR PAYMENT, AS WELL AS THE RIGHT OF INQUISITION ON ANY REAL ESTATE THAT MAY BE LEVIED UPON UNDER A JUDGMENT OBTAINED BY VIRTUE HEREOF; AND THEY VOLUNTARILY CONDEMN THE SAME.  MOREOVER, MAKER WAIVES PRESENTMENT FOR PAYMENT OF PRINCIPAL, DEMAND, NOTICE OF NON-PAYMENT, PROTEST, AND NOTICE OF PROTEST HEREUNDER.

IN WITNESS WHEREOF and intending to be legally bound hereby, Maker has executed this Note the day and year first above written.

WITNESS:	MAKER:

/s/ Deegan Fardon	J. Phillips
CLEARPOINT BUSINESS RESOURCES, INC.
By: /s/ John G. Phillips

COMMONWEALTH OF PENNSYLVANIA	)
	)	ss.:
COUNTY OF BUCKS	)

On this, the 23rd day of December, 2009, before me, the undersigned officer, personally appeared JACK PHILLIPS, known to me (or satisfactorily proved) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purpose therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

By:	/s/ Deegan Fardon
NOTARY PUBLIC